AMERICAN INDEPENDENCE FUNDS TRUST
(the “Trust”)

SUPPLEMENT DATED SEPTEMBER 11, 2017 TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2017 AS SUPPLEMENTED THROUGH JUNE 1, 2017

AI INTERNATIONAL FUND
(Ticker Symbols: IMSSX, IIESX)

AI LARGE CAP GROWTH FUND
(Ticker Symbols: LGNIX, LGNAX, LGNCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

On September 8, 2017, at the recommendation of Manifold Fund Advisors, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees approved the closing and subsequent liquidation of the AI International Fund (“International Fund”) and the AI Large Cap Growth Fund (“Large Cap Fund”), according to a Plan of Liquidation (“Plan”) approved by the Board. According to the Plan, the Funds are expected to promptly terminate all sales of shares of the Fund, cease operations, liquidate their assets, and distribute the liquidation proceeds in cash to shareholders of record on or about October 19, 2017 (the “Liquidation Date”).

Class A shares and Institutional Class shares of the International Fund and Class A shares, Class C shares, and Institutional Class shares of the Large Cap Fund will be closed effective September 15, 2017 to purchases by both new and existing shareholders.

The planned liquidation of the Funds may cause the Funds to increase their cash holdings and deviate from their investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “Redeeming From Your Account” and “Exchanging Shares,” respectively.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE